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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 30, 2001

DLJ MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S3)


                          DLJ Mortgage Acceptance Corp
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             (Exact name of registrant as specified in its charter)

          DELWARE                   333-75921               13-3460894
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)


11 Madison Avenue, New York, New York                             10010
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(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is: (212) 538-3000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of January 1, 2001, among DLJ Mortgage Acceptance Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, The Chase Manhattan Bank, as trustee and Wilshire Capital Corporation, as servicer




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   DLJ MORTGAGE ACCEPTANCE CORP.


                                          By:      /s/ Helaine Hebble
                                                   -----------------------------
                                          Name:    Helaine Hebble
                                          Title:   Senior Vice President


Dated: February 13, 2001